Cost of sales	12 Months Ended
Dec. 31, 2020
Cost of sales [Abstract]
Cost of sales
4. Cost of sales
	December 31,
	2020	2019 restated*	2018
	US$’000	US$’000	US$’000
Cost of product sales	25,854	11,384	3,588
Amortization of acquired intangibles (see Note 12)	42,966	11,457	—
Amortization of inventory fair value step-up (see Note 15)	27,617	7,473	—
Royalty expenses	22,592	8,419	2,678
Total cost of sales	119,029	38,733	6,266
* see note 27

As a result of the acquisition of Aegerion in September 2019, the Group acquired certain inventory, which were measured at fair value on the acquisition date. Refer to Note 2, Accounting policies, for further discussion on the key assumptions utilized to estimate the fair value. The difference between the estimated fair value and the book value of the acquired inventory was amortized, using the straight-line method, over the estimated period that the Group intends to sell this inventory.